UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

SANGAMO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

501 Canal Blvd., Richmond, California 94804

(Address of principal executive offices) (Zip Code)

(510) 970-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Capital Market*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On April 28, 2026, Sangamo Therapeutics, Inc. (the “Company”) received a written notification from the Nasdaq Stock Market LLC (“Nasdaq”) of its determination to delist the Company’s common stock as a result of the Company’s ongoing failure to comply with Nasdaq’s minimum bid price requirement. The Company’s common stock was suspended from trading on Nasdaq, and began trading on the OTCQB Venture Market, on May 5, 2026. The Company requested, and completed, a hearing before a Nasdaq Hearings Panel for the purposes of appealing the delisting determination. The timely request for a hearing has stayed delisting but did not stay the trading suspension of the Company’s common stock.

EXPLANATORY NOTE

Sangamo Therapeutics, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K (this “Amendment”), originally filed with the Securities Exchange Commission on June 23, 2026 (the “Original 8-K”), solely to file exhibits 2.1 and 2.2. This Amendment does not amend or change any of the information previously disclosed in the Original 8-K. Interested parties should refer to the Original 8-K for Items 1.01, 1.03, 2.03 and 2.05.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1#	Asset Purchase Agreement, dated June 22, 2026, by and among Sangamo Therapeutics, Inc., Merope Acquisition Sub, LLC, Eli Lilly and Company, and Sangamo Therapeutics UK Ltd., Sangamo Therapeutics France SAS, and Ceregene, Inc.

2.2#	Asset Purchase Agreement, dated June 22, 2026, by and between Sangamo Therapeutics, Inc. and Astellas Gene Therapies, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

#

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: June 23, 2026	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Chief Legal Officer and Corporate Secretary